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                                                                   Exhibit 10.23


CAMBRIDGE HEART, INC.                                                 MEMORANDUM
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DATE:     January 23, 1998

TO:       R. Cohen

FROM:     Jeff Arnold

SUBJECT:  Consulting Agreement

CC:       Bob Palardy


This is to confirm our agreement to extend your consulting contract for four months from its current expiration date of February 8, 1998.



/s/ Jeffrey Arnold
---------------------------------
Jeffrey Arnold


AGREED:




/s/ Richard Cohen
---------------------------------
Richard Cohen









         Cambridge Heart, Inc. * 1 Oak Park Drive * Bedford, MA 01730
                  Voice: (781) 271-1200 * Fax: (781) 275-8431